UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

FORM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)   On November 8, 2017, FORM Holdings Corp. (“FORM”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 20,376,594 of the holders of the total shares of FORM were present in person or represented by proxy, which represents 68.14% of the total outstanding shares of FORM entitled to vote as of the record date of September 12, 2017. The total voting shares present in person or represented by proxy includes holders of FORM’s common stock, par value $0.01 (“FORM Common Stock”), and holders of FORM’s Series D preferred stock (“FORM Preferred Stock”).

(b)   The following actions were taken in the Annual Meeting:

(1)	The following six nominees were elected or reelected to serve on the Board until FORM’s 2018 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Andrew D. Perlman	8,351,878	837,790	11,186,926
John Engleman	8,398,364	791,304	11,186,926
Donald E. Stout	8,401,546	788,122	11,186,926
Salvatore Giardina Bruce T. Bernstein	8,395,687 8,351,048	793,981 838,620	11,186,926 11,186,926
Richard K. Abbe	8,482,223	707,445	11,186,926

(2)	The selection of Cohn Reznik LLP as FORM’s independent registered public accounting firm for the fiscal year ending December 31, 2017, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
19,936,978	175,585	264,031	0

(3)	The compensation of FORM’s named executive officers, as disclosed in FORM’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
7,391,068	1,769,114	29,486	11,186,926

(4)	The election of Andrew R. Heyer by holders of FORM Preferred Stock to serve on the Board until FORM’s 2018 annual meeting of stockholders or until his respective successor has been elected and qualified, or until their earlier resignation or removal:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,745,008	0	0	0

(5)	The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of FORM’s Proposal Nos. 1, 2, 3 or 4, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
18,351,440	1,830,699	194,455	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM HOLDINGS CORP.

Dated: November 13, 2017	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer